EXHIBIT 24
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas C. Gregor, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of United National Bancorp (SEC File Number 333-________) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

       Signature                      Title                               Date
THOMAS C. GREGOR
-------------------------------     Chairman, President and Chief      November 17, 1998
Thomas C. Gregor                          Executive Officer

DONALD W. MALWITZ
-------------------------------      Vice President and Treasurer      November 17, 1998
Donald W. Malwitz                   (Principal Financial Officer)
                                      Senior Vice President and
A. RICHARD ABRAHAMIAN
-------------------------------      Chief Accounting Officer of       November 17, 1998
A. Richard Abrahamian                    United National Bank
                                    (Principal Accounting Officer)
GEORGE W. BLANK
-------------------------------                Director                November 17, 1998
George W. Blank

DONALD A. BUCKLEY
-------------------------------                Director                November 17, 1998
Donald A. Buckley

C. DOUGLAS CHERRY
-------------------------------                Director                November 17, 1998
C. Douglas Cherry


-------------------------------                Director                November __, 1998
Charles E. Hance


-------------------------------                Director                November___, 1998
John R. Kopicki

ANTONIA S. MAROTTA
-------------------------------                Director                November 17, 1998
Antonia S. Marotta

JOHN W. McGOWAN III
-------------------------------                Director                November 17, 1998
John W. McGowan III

PATRICIA A. McKIERNAN
-------------------------------                Director                November 17, 1998
Patricia A. McKiernan

 .                                              Director                _________, 1998
-------------------------------
Charles N. Pond, Jr.

-------------------------------                Director                _________, 1998
Paul K. Ross

DAVID R. WALKER
-------------------------------                Director                November 17, 1998
David R. Walker

RONALD E. WEST
-------------------------------                Director                November 17, 1998
Ronald E. West

GEORGE J. WICKARD
-------------------------------                Director                November 27, 1998
George J. Wickard
